Management Presentation November 2010

Forward-Looking Statements Statements contained in this presentation that relate to the Company's future performance, financial condition, liquidity or business or any future event or action are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements are indicated by words or phrases such as "intend," "anticipate," "plan," "estimate," "forecast," "project," "expect," "believe," "we are optimistic that we can," "current visibility indicates that we forecast" or "currently envisions" and similar phrases. Such statements are based on current expectations only, are not guarantees of future performance, and are subject to certain risks, uncertainties and assumptions. The Company may change its intentions, belief or expectations at any time and without notice, based upon any change in the Company's assumptions or otherwise. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. In addition, some risks and uncertainties involve factors beyond the Company's control. Among the risks and uncertainties are the following: our ability to continue to have the necessary liquidity, through cash flows from operations and availability under our amended and restated revolving credit facility, may be adversely impacted by a number of factors, including the level of our operating cash flows, our ability to maintain established levels of availability under, and to comply with the other covenants included in, our amended and restated revolving credit facility and the borrowing base requirement in our amended and restated revolving credit facility that limits the amount of borrowings we may make based on a formula of, among other things, eligible accounts receivable and inventory; the minimum availability covenant in our amended and restated revolving credit facility that requires us to maintain availability in excess of an agreed upon level and whether holders of our Convertible Notes issued in June 2009 will, if and when such notes are convertible, elect to convert a substantial portion of such notes, the par value of which we must currently settle in cash; general economic conditions in the United States, Europe and other parts of the world; levels of consumer confidence, consumer spending and purchases of discretionary items, including fashion apparel and related products, such as ours; continued restrictions in the credit and capital markets, which would impair our ability to access additional sources of liquidity, if needed; changes in the cost of raw materials, labor, advertising and transportation; our dependence on a limited number of large US department store customers, and the risk of consolidations, restructurings, bankruptcies and other ownership changes in the retail industry and financial difficulties at our larger department store customers; our ability to successfully implement our long-term strategic plans; our ability to effect a turnaround of our MEXX Europe business; our ability to successfully re-launch our Lucky Brand product offering; our ability to respond to constantly changing consumer demands and tastes and fashion trends, across multiple product lines, shopping channels and geographies; our ability to attract and retain talented, highly qualified executives, and maintain satisfactory relationships with our employees, both union and non-union; our ability to adequately establish, defend and protect our trademarks and other proprietary rights; our ability to successfully develop or acquire new product lines or enter new markets or product categories, and risks related to such new lines, markets or categories; risks associated with the implementation of the licensing arrangements with J.C. Penney Corporation, Inc. and J.C. Penney Company, Inc. and with QVC, Inc., including, without limitation, our ability to efficiently change our operational model and infrastructure as a result of such licensing arrangements, our ability to continue a good working relationship with these licensees and possible changes in our other brand relationships or relationships with other retailers as a result; our ability to complete the closure of our Liz Claiborne branded outlet operations on terms satisfactory to us and the adverse effect such closure may have on our results of operations and cash flows; the outcome of current and future litigations and other proceedings in which we are involved, which may have a material adverse effect on our results of operations and cash flows; the impact of the highly competitive nature of the markets within which we operate, both within the US and abroad; our reliance on independent foreign manufacturers, including the risk of their failure to comply with safety standards or our policies regarding labor practices; risks associated with our agreement with Li & Fung Limited, which results in a single foreign buying/sourcing agent for a significant portion of our products; a variety of legal, regulatory, political and economic risks, including risks related to the importation and exportation of product and tariffs and other trade barriers, to which our international operations are subject; our ability to adapt to and compete effectively in the current quota environment in which general quota has expired on apparel products but political activity seeking to re-impose quota has been initiated or threatened; our exposure to domestic and foreign currency fluctuations; limitations on our ability to utilize all or a portion of our US deferred tax assets if we experience an "ownership change"; and such other factors as are set forth in the Company's 2009 Annual Report on Form 10-K for the year ended January 2, 2010; the Company's Quarterly Report on Form 10-Q for the period ended April 3, 2010; the Company's Quarterly Report on Form 10-Q for the period ended July 3, 2010, and the Company's Quarterly Report on Form 10-Q for the period ended October 2, 2010, each filed with the Securities and Exchange Commission, in the section in each report entitled "Risk Factors". The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Presentation of Financial Information Discontinued Operations Unless otherwise specified, all of the financial information contained in this presentation have been recast to exclude operations that have been discontinued during the 2010 fiscal year and were presented as discontinued operations in our Quarterly Report on Form 10-Q for the period ended October 2, 2010. As a result, such recast financial information for periods prior to those presented in our Form 10-Q for the period ended October 2, 2010 may differ from that previously presented in our public filings and press releases. See the reconciliation of such recast amounts to the corresponding amounts reported in our Annual Report on Form 10-K for the year ended January 2, 2010 on slide 33. Non-GAAP Financial Measures In this presentation, we present a number of non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding FX and Annualized Adjusted EBITDA. We define EBITDA as income (loss) from continuing operations attributable to Liz Claiborne, Inc., adjusted to exclude (i) income tax provision (benefit), (ii) interest expense, net and (iii) depreciation and amortization. Our loss from continuing operations attributable to Liz Claiborne, Inc. for the twelve months ended October 2, 2010 and the 2009, 2008 and 2007 fiscal years was ($251) million, ($288) million, ($815) million and ($370) million, respectively. We calculate Adjusted EBITDA based on EBITDA, adjusted to exclude (i) streamlining and restructuring charges (such as (1) payroll expense, (2) contract termination expense, (3) fixed asset impairment charges and write-downs and (4) charges from store closure and other brand-exiting activities) and (ii) goodwill and other intangible asset impairment charges. We also present Adjusted EBITDA excluding FX, which is Adjusted EBITDA further adjusted to exclude any foreign currency gains (losses), net. We calculate Annualized Adjusted EBITDA based on Adjusted EBITDA, further adjusted (i) to exclude foreign currency transaction gain (loss), net, (ii) to exclude gain (loss) on asset disposals, (iii) to exclude non-cash compensation expense, (iv) to give effect to our exit of the Liz Claiborne outlet business in the United States and Puerto Rico and the Liz Claiborne European business model from the beginning of the trailing 12-month period, (v) to give effect to the transition from our prior Liz Claiborne Partnered Brands business model to the JCPenney and QVC licensing arrangements from the beginning of the trailing 12-month period and (vi) to give effect to the cost savings from our other various streamlining initiatives from the beginning of the trailing 12-month period. We present the above-described EBITDA measures because we consider them important supplemental measures of our performance and believe they are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We present Adjusted EBITDA as a supplemental measure of our performance because we believe it represents a more meaningful presentation of our historical operations and financial performance without the impact of the various items excluded since Adjusted EBITDA provides period-to-period comparisons that are consistent and more easily understood. We present Annualized Adjusted EBITDA as a further supplemental measure of our performance because we believe it helps investors to understand the performance of our business as we believe it will be on an ongoing basis, giving full-year effect to the various streamlining initiatives, changes to our business model and exiting of businesses that we have accomplished or initiated during the last twelve months. Our presentation of these EBITDA-based measures should not be construed as an indication that (i) our future results will be unaffected by unusual or nonrecurring items, (ii) the future performance of our company will conform to that presented for historical periods or (iii) the cost savings and benefits of our various initiatives and business changes will be realized over a full year in the future. We also present Free Cash Flow, which is our net cash (used in) provided by continuing operating activities, less capital expenditures and capital spending for in-store merchandise shops. We present Free Cash Flow as a liquidity measure that provides investors with a measure to evaluate our ability to service our indebtedness and satisfy our other cash needs. Our net cash provided by continuing operating activities for the twelve months ended October 2, 2010 and the 2009, 2008 and 2007 fiscal years was $160 million, $223 million, $200 million and $253 million, respectively.

Presentation of Financial Information (Cont'd) Non-GAAP Financial Measures (Cont'd) Our EBITDA-based measures and Free Cash Flow have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under generally accepted accounting principles in the United States, "U.S. GAAP". Some of these limitations are: they do not reflect every cash expenditure, future requirements for capital expenditures or contractual commitments; they do not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our debt; although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced or require improvements in the future, and our EBITDA-based measures and Free Cash Flow do not reflect any cash requirements for such replacements or improvements; they are not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; they do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; they do not reflect limitations on our costs related to transferring earnings from our subsidiaries to us; and other companies in our industry may calculate these measures differently than we do, limiting their usefulness as comparative measures. Because of these limitations, our EBITDA-based measures and Free Cash Flow should not be considered as measures of discretionary cash available to us to invest in the growth of our business or as measures of cash that will be available to us to meet our debt obligations. We compensate for these limitations by using our EBITDA- based measures and Free Cash Flow along with other comparative tools, together with U.S. GAAP measurements, to assist in the evaluation of operating performance. Such U.S. GAAP measurements include operating income (loss), net income (loss), cash flows from operations and other cash flow data. We have significant uses of cash flows, including capital expenditures, interest payments, debt principal repayments, taxes and other non-recurring charges, which are not reflected in our EBITDA- based measures and Free Cash Flow. We also present the following additional non-GAAP financial measures, which are GAAP financial measures adjusted to eliminate certain items related to our streamlining initiatives and our store closure and brand-exiting activities: Adjusted Net Sales, which are net sales, adjusted to eliminate store closure and brand-exiting activities; Adjusted Gross Margin, which is gross margin calculated based on Adjusted Net Sales and the related cost of goods sold; Adjusted SG&A expense, which is SG&A expense adjusted to eliminate streamlining and restructuring charges (such as (1) payroll expense, (2) contract termination expense, (3) fixed asset impairment charges and write-downs and (4) charges from store closure and other brand-exiting activities); Adjusted Operating Income, which is operating income calculated based on Adjusted Gross Margin less Adjusted SG&A expense and goodwill and other intangible asset impairment charges (our operating loss for the twelve months ended October 2, 2010 and the 2009, 2008 and 2007 fiscal years was ($304) million, ($329) million, ($736) million and ($425) million, respectively); and Adjusted Operating Margin, which is operating margin calculated based on Adjusted Net Sales and Adjusted Operating Income. We believe that the above adjusted measures represent a more meaningful presentation of our historical operations and financial performance since these results provide period to period comparisons that are consistent and more easily understood, by eliminating various items related to our streamlining initiatives and our store closure and brand-exiting activities. These adjusted measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under U.S. GAAP. Such limitations include those discussed above and the fact that a number of the items eliminated in the adjustments resulted in cash expenditures and may recur in the future, and we may under go additional streamlining, store closure and brand-exiting activities in the future, which may result in additional similar charges and expenses. Our non-GAAP financial measures are not intended as alternatives to any measures of performance in conformity with U.S. GAAP. You should therefore not place undue reliance on our non-GAAP financial measures or ratios calculated using those measures. Our U.S. GAAP-based measures can be found in our consolidated financial statements and the related notes, which are filed with the SEC.

Today's Presenters William L. McComb Chief Executive Officer Andrew Warren Executive Vice President & Chief Financial Officer Bob Vill Vice President, Finance & Treasurer

Transforming Liz Claiborne, Inc.

Repositioning Liz Claiborne, Inc. for Success

Who We Were (Pre-2007)	Transformation Initiatives (2007-2010)	Where We're Going (2011+)
▪ Portfolio of 43 brands ▪ Primary focus on wholesale distribution, specifically department stores ▪ Leveraging Liz Claiborne family of brands ▪ Unsustainable business model ▪ Highly acquisitive with 9 transactions from 2001 – 2006 ▪ FY'07 net sales = $4.4 billion	▪ Aggressively narrowed portfolio to 15 brands with focus on direct brands ▪ Transitioned Liz Claiborne to stable, profitable licensing model ▪ Li & Fung buying / sourcing agreement ▪ Significant cost reductions ▪ Solidified liquidity ▪ Initiatives implemented in midst of declining economic environment ▪ LTM 3Q'10 net sales = $2.6 billion	▪ Execute compelling brand strategies to drive profitable growth ▪ Continued focus on expense reduction, cash generation and debt reduction ▪ Utilize consistent licensing royalty cash flow to support strategies ▪ Growth focused on retail and e-commerce
Result: **Unsustainable Business Model**	**Creating Platform For Future Success**	**2012 Threshold Goals** **Adj. EBITDA Margins: 10%+** **'10-'12 Cum. Op. CF: $600M+**

7

LIZ CLAIBORNE INC

Mexx Wholesale Apparel Jewelry Handbags Retail Outlet Licensing Int'l Sourcing Cosmetics Other Partnered Brands 2 2 2 2 2 2 2 2 2 Monet Family 2 2 2 2 2 2 2 2 2 DKNY Jeans Group 2 2 2 2 2 2 2 2 2 Liz Family 2 2 2 2 2 2 2 2 2 Kate Spade 2 2 2 2 2 2 2 2 2 Juicy Couture 2 2 2 2 2 2 2 2 2 Lucky Brand 2 2 2 2 2 2 2 2 2 2 Ellen 2 2 2 2 Dana 2 2 2 2 2 2 Sigrid 2 2 2 2 Laundry 2 2 2 2 2 C&C 2 2 2 2 Prana 2 2 2 Kensie 2 2 2 Enyce 2 2 2 2 2 2 Other Brands 2 2 2 2 2 2 2 2 2 Note: For illustrative purposes only. Not drawn to scale. Lucky Juicy Lucky Lucky Kate Liz Brand DKNY(r) Jeans Monet Monet Monet Monet Monet Monet Monet Monet Lucky Lucky Lucky Lucky Lucky Juicy Juicy Juicy Juicy Juicy Juicy Juicy Kate Kate Kate Kate Kate Kate Kate Liz Brand Liz Brand Liz Brand Liz Brand Liz Brand Liz Brand Liz Brand DKNY(r) Jeans DKNY(r) Jeans DKNY(r) Jeans DKNY(r) Jeans DKNY(r) Jeans DKNY(r) Jeans DKNY(r) Jeans Kensie Kensie Kensie Sigrid Sigrid Sigrid Sigrid Sigrid Sigrid Sigrid Sigrid Other Brands Other Brands Other Brands Other Brands Other Brands Other Brands Other Brands Other Brands Dana Buchman Dana Buchman Dana Buchman Dana Buchman Dana Buchman Ellen Tracy Ellen Tracy Ellen Tracy Ellen Tracy Ellen Tracy Prana Prana Enyce Laundry Laundry Laundry Laundry Enyce Enyce C&C C&C C&C Emma James Emma James Lucky Liz Brand DKNY(r) Jeans Monet Juicy Kate Kensie Sigrid Other Brands Dana Buchman Ellen Tracy Prana Enyce Laundry C&C Emma James From a Channel-Focused Structure to a... 2007 Operating Model

Lucky Brand Juicy Couture Kate Spade Mexx DKNY Jeans Monet Kensie / Mac & Jac Mid-Tier Intl 2 2 2 2 2 2 2 Direct to Consumer 2 2 2 2 2 2 Licensing 2 2 2 2 2 Sourcing 2 2 2 2 2 2 Non-Apparel 2 2 2 2 3 2 2 2 Wholesale Apparel 2 2 2 2 2 2 2 2 Design 2 2 2 2 2 2 2 2 2 Marketing 2 2 2 2 2 2 2 2 Note: Direct to Consumer includes Retail, Outlet and E-Commerce. For illustrative purposes only. Not drawn to scale. Direct Brands Partnered Brands Wholesale Apparel Wholesale Apparel Direct to Consumer Wholesale Apparel Wholesale Apparel Non- Apparel Jewelry Non- Apparel Direct to Consumer Marketing Licensing Sourcing Licensing Int'l Int'l Int'l Sourcing Sourcing Sourcing Sourcing Direct to Consumer ....Brand-Centric, Multi-Monobrand Organization Current Operating Model Licensed Brands (Liz Brands, Dana Buchman, Fragrance Brands) Design Wholesale Apparel Direct to Consumer Licensing Sourcing Int'l Wholesale Apparel Direct to Consumer Licensing Sourcing Int'l Wholesale Apparel Direct to Consumer Marketing Licensing Sourcing Int'l Design Design Marketing Design Marketing Design Marketing Design Non- Apparel Non- Apparel Non- Apparel Non- Apparel Marketing Design Marketing Design Marketing Design Licensing (r)

Significant Evolution Since 2007 2007 Sales Mix LTM 3Q'10 Sales Mix Channel Mix Brand Mix Geographic Mix 67% 31% 1% 1% Wholesale Retail E-Commerce Licensing 49% 2% 10% 11% 28% Juicy Partnered Brands Kate Lucky 29% 28% 21% 16% 6% Mexx Juicy Kate Lucky Partnered Brands 49% 47% Wholesale Retail Mexx Domestic Int'l Domestic Int'l 66% 34% 67% 33% 2% 2% E-Commerce Licensing

Suspended $21M annual dividend Completed Reduced FY’09 capex to $72M from $192M in 2008 Completed Signed $51M Li & Fung buying / sourcing deal (net of refunds due to JCP license deal) Completed Converted $200M+ of trade LCs to open account to expand revolver availability Completed Synchronized payment terms with manufacturing vendors from 15 to 30 days Completed Issued $90M 6% convertible notes Completed Led Retail Coalition to carry back NOLs from 2 to 5 years Completed Received $100M tax refund in 2009 and $171M in 2010 Completed Improved maturity and liquidity profile via new $350M senior secured asset-based credit facility Completed Applied $160M of free cash flow from continuing operations to pay down debt in last 12 months Completed Pursue additional cost reduction initiatives Ongoing Improve inventory / working capital returns Ongoing Cash Flow and Liquidity Enhancing Actions

Q3 2007 Q3 2008 Q3 2009 LTM Q3'10 EBITDA 997 974 829 737 2005 2007 2008 2009 LTM Q3'10 Sales 4586.2 1869 1780 1525 1379 2005 2007 2008 2009 LTM Q3'10 Net Debt 440.6 76 9 151 98 Reduced Capital Expenditures 2 Focus on Deleveraging Continued Free Cash Flow Generation 3 Cost Structure 1 1) SG&A figures are presented on an adjusted basis. Refer to slides 34-35 for a reconciliation of GAAP to adjusted results. 2) Capital expenditures include payments for in-store merchandise shops. 3) Free cash flow is defined as cash flow from continuing operations less capital expenditures. Refer to slide 36 for a reconciliation of cash flow from continuing operations to free cash flow. 2007 2008 2009 LTM Q3'10 Gross Profit 176 192 72 62 Right Sizing Expenses and Leverage Maintenance Capex ~$15mm Adjusted SG&A Total Debt ($ in millions)

Business Strategy

Who We Are Leading Global Portfolio of Apparel and Accessory Lifestyle Brands Diversified Business Model by Brand, Geography, and Channel Attractive Brand Strategies to Drive Profit Growth Compelling License Agreements with Exclusive Distribution Lean, Flexible Cost Structures Experienced Corporate and Brand Management Teams Strong Trademark Valuation Increasing Traction in EBITDA

Domestic-Based Direct Brands Strong Brand Portfolio $540M LTM 3Q'10 Net Sales Irreverent, fun and on-trend lifestyle brand for women and girls of all ages $408M $165M $742M $751M Positioning Direct to Consumer Locations Vintage inspired denim jeans and casual sportswear One of the most recognized brand names in the accessories marketplace Leading global metropolitan casual lifestyle brand "Whimsical, confident, and feminine with an edge" "Original and Authentic" "Playfully chic and charmingly irreverent" "Fashion inspired by life in the big city, influenced by its energy, style and trends" 70 Specialty 40 Outlet E-Commerce 189 Specialty 37 Outlet E-Commerce 40 Specialty 29 Outlet E-Commerce 171 Specialty 93 Outlet 149 Concessions E-Commerce Int'l-Based Direct Brands Partnered Brands

Compelling License Agreements Brand(s) Partner Year Entered Key Terms Liz Claiborne JCPenney 2009 Minimum guaranteed annual royalties Exclusive department store partner in U.S. and Puerto Rico for apparel, handbags and jewelry Up to 10-year term with purchase option after year 5 Licensing royalty as percent of sales plus gross profit sharing Liz Claiborne New York QVC 2009 Minimum guaranteed annual royalties Multi-year agreement with renewal rights Royalty on net sales Fragrance Brands Elizabeth Arden 2008 Minimum guaranteed annual royalties Elizabeth Arden manufactures, distributes and markets Liz Claiborne fragrance brands globally Dana Buchman Kohl's 2008 Minimum guaranteed annual royalties Liz Claiborne designs the product and Kohl's leads manufacturing, production, distribution and marketing

Emphasizing importance of retail operations across direct brands segments Cultural shift toward a retailer mentality Store productivity Merchandise mix Inventory management across all channels Assembled world-class brand management teams Executing compelling growth strategies at Juicy Couture and Kate Spade Building traction in Mexx turnaround Repositioning Lucky Brand back to brand heritage Ensuring seamless transition of Liz Claiborne business model Exiting unprofitable Liz Claiborne Outlet and International Businesses Continued focus on balance sheet strength Current Strategy 3Q'10 Results Showing Traction With Various Initiatives

Attractive Brand Strategies

Juicy Couture

- Open 20 new retail doors in North America in 2010 (~15 outlet, 5 full price)
- Expand Bird by Juicy Couture to broader wholesale distribution
- Deliver new licensing categories: kids' (international) and intimates
- Re-launch of the Juicycouture.com e-commerce site
- Launch up to 10 airport doors, plus new doors in Central America

LUCKY BRAND

- Recently named new brand CEO David DeMattei and EVP, Creative Director Patrick Wade
- Re-establish Lucky Brand as denim authority & building out core assortment (i.e., tops, accessories, knits)
- Launch a direct marketing and national advertising campaign to enhance in-store experience and to showcase the additional non-denim categories
- Focus on productivity of existing store base
  - Establish Retail store "prototype" program (local store, renovate, replicate)

kate spade NEW YORK

- Grow the apparel category following the successful 2009 category launch
- Introduce new products and categories (i.e., Twirl fragrance)
- Continue rollout of 5th Avenue full price store format
- Grow the Jack Spade brand by targeting a global multi-channel lifestyle
- Expand marketing presence including an enhanced use of social media and e-commerce

MEXX

- Thomas Grote has made significant progress returning the brand to its core values
- Full focus on product improvement, restoring brand image of quality and sophistication
- New product launches with encouraging first signs
- New marketing campaign to support relaunch
- Thoughtful wholesale rationalization and reform of margin policies
- Completely new team invigorated and inspired by Mexx's potential

18

LIZ CLAIBORNE INC

Year End 2012 Threshold Goals 1) Cumulative Cash Flow from Continuing Operations. Adjusted EBITDA Margin 10%+ 2010-2012 Operating Cash Flow 1 $600M+ Framework for Performance

Financial Results

Net Sales $642 $762 ($120) Gross Margin % 51.6% 45.3% +631 bps SG&A $323 $377 ($54) Operating Income / (Loss) Operating Margin % $8 1.3% ($32) (4.2%) +$40 +551 bps EBITDA $8 ($7) +$15 EBITDA Margin % EBITDA Excluding FX EBITDA Excluding FX Margin % 1.3% $38 5.9% (0.9%) $3 0.4% +220 bps +$35 +550 bps 3Q'10 3Q'09 Y/Y Change Note: 3Q'10 and 3Q'09 adjusted results are from continuing operations and exclude charges due to streamlining initiatives and brand-exiting activities. Refer to slides 38-39 for a reconciliation of GAAP to adjusted results and slide 37 for a reconciliation from GAAP to EBITDA, Adjusted EBITDA and Adjusted EBITDA excluding FX. Compelling 3Q'10 Adjusted Results ($ in millions)

3Q'10 Segment Highlights Commentary Domestic-Based Direct Brands International-Based Direct Brands Partnered Brands 3Q'09 3Q'10 US DB op mgn 2 5 3Q'09 3Q'10 US DB op mgn 270 291 $291 Net Sales Adjusted Operating Margin 5% 2% $270 3Q'09 3Q'10 Intl DB op mgn -7 -6 3Q'09 3Q'10 Mexx Canada 58 66 Mexx Europe 180 144 (6%) (7%) $224 Net Sales Adjusted Operating Margin 3Q'09 3Q'10 US DB op mgn -8 3 3% (8%) 3Q'09 3Q'10 US DB 267 164 $164 Adjusted Net Sales Adjusted Operating Margin $267 $187 $45 Canada $179 Europe $52 Canada $135 Europe Strong results at Juicy Couture and Kate Spade Improving margins at Mexx Europe with encouraging comparable store sales performance Partnered Brands performance reflecting new JCPenney and QVC royalty streams Note: Adjusted net sales and adjusted operating margins exclude streamlining initiatives and brand-exiting activities. Refer to slides 38-39 for a reconciliation of GAAP to adjusted results. ($ in millions)

July August September Recent Domestic-Based Direct Brands Performance October 2% (3%) 8% 2% (14%) (8%) 0% (4%) 22% 33% 41% 60% Comparable Direct to Consumer Sales Note: Represents a blend of specialty and outlet stores. Includes comp store and E-Commerce sales. Juicy E-commerce sales are not considered comp sales.

Mexx Recent Performance Comparable Direct to Consumer Sales 1 Mexx Europe Wholesale Forward Orders Wholesale forward orders have improved with each selling period Currently in Summer market for April / May delivery - we anticipate an increase in orders versus a year ago These wholesale accounts have been cautious about the Mexx brand and have been waiting to see a trend break while testing Fall-Winter product As results come in positively, these accounts are getting more bullish 1) Represents a blend of specialty and outlet stores. Currency neutral. Includes comp store and E-commerce sales. Mexx Europe includes concessions. 2) Mexx Canada does not currently have E-commerce sales. (11%) (4%) 2% (4%) July August September October (1%) 2% 8% 9% Europe

Partnered Brands Update Operating Income / (Loss) Operating Income / (Loss) Operating Income / (Loss) 2009 Current Trends Comments Liz & Claiborne Domestic (Liz & Co. & Concepts in '09) - - + + Launched JCP & QVC - Aug '10 Liz International - - + Change Business Model LCNY Outlets - - NA Announced outlet closure Monet + + Enhance/update brand imaging globally DKNY(r) Jeans License - - + Need to improve design and production / expanded distribution / 2010 2H positive brand contribution Kensie / Mac & Jac - + Expand distribution; expand categories; launch E-Commerce

$ in millions Accounts Receivable 1 $275 $370 ($95) Down 26% (down 25% ex FX) Inventory 1 $380 $410 ($30) Down 7% (down 7% ex FX) Total Debt $737 $829 ($92) Includes $29M decrease due to FX LTM Cash Flow from Ops 2 $160 $335 ($175) 3Q'10 includes receipt of $172M in net income tax refunds and refund of $24M to Li & Fung LTM Capital Expenditures 2 $62 $106 ($44) Estimated FY10 Capex of $90M 3Q'10 3Q'09 Y/Y Change Comments 1) Includes the impact of brands exited or licensed. 2) Continuing operations. 3Q'10 Balance Sheet and Cash Flow

Strong Liquidity Total Facility Size 1 $350M Actual Calculated Borrowing Base $428M Borrowing Base to Calculate Availability 1 $350M Outstanding Borrowings ($167M) Letters of Credit Issued ($26M) Availability at 3Q $157M 1) Availability under the revolving credit facility is the lesser of $350M or a borrowing base comprised primarily of eligible accounts receivable and inventory. We are required to maintain a minimum aggregate borrowing availability of $45M. Availability at 3Q'10

Adjusted EBITDA FX Translation Fixed Asset Disposal Non-cash Compesation Expense Cost Savings Pro Forma EBITDA Invisible 22848 22848 28621 35790 Blue 40686 17838 5773 7169 47144 82934 Annualized Adjusted EBITDA (LTM as of 3Q'10) Adjusted EBITDA 1 Annualized Adjusted EBITDA 1 $42M FX Asset Writedowns Non-Cash Compensation Expense ($18M) $6M $7M $47M Cost Savings and License Agreements $84M Primarily elimination of (gain from) hedge de- designation of EuroNotes (non-cash) Retail stores Share based compensation Headcount reductions Process re-engineering Supply chain rationalization Discretionary expense cuts Impact of JCPenney and QVC on sales and costs 1) Refer to slide 37 for a reconciliation of GAAP results to adjusted EBITDA and to annualized adjusted EBITDA.

Historical Financial Results 2005 2007 2008 2009 LTM 3Q'10 Sales 4586.2 4404 3944 2980 2589 Adjusted Net Sales 1 2007 2008 2009 LTM 3Q'10 Annualized Adjusted LTM 3Q'10 EBITDA 403 274 7 42 84 EBITDA Margin 0.094 0.072 0 0.02 2005 2007 2008 2009 As of 3Q'10 Net Debt 440.6 887.711 743.639 658 736.879 Adjusted Gross Margin 1 Total Debt Adj. EBITDA 1 & Adj. EBITDA Margin EBITDA Margin EBITDA 2007 2008 2009 LTM 3Q'10 Gross Profit 0.4752 0.4776 0.4675 0.488 1) Adjusted net sales, adjusted gross margin, adjusted EBITDA, adjusted EBITDA margin and annualized adjusted EBITDA exclude streamlining and brand-exiting activities. Adjusted EBITDA, adjusted EBTIDA margin and annualized adjusted EBITDA also exclude impairment of goodwill and other intangible assets. Annualized adjusted EBITDA also gives full-period effect to the cost savings and other benefits from our streamlining initiatives, our brand exits and store closures and changes to our business model that have occurred in the trailing twelve months. Refer to slides 34, 35 and 37 for a reconciliation of GAAP to adjusted results and to EBITDA, adjusted EBITDA and adjusted annualized EBITDA. ($ in millions)

Current Capitalization 1) Balance as of October 2, 2010; excludes letters of credit outstanding. 2) Stockholders' Equity reflects book value of equity, excluding non-controlling interest. 3) Value on the balance sheet of $73.7mm represents discounted amount which accretes to par value over term of notes. 3 ($ in millions) Actual As of 10/2/2010 $16.4 ABL Revolver ($350) 1 167.3 Capital Leases 14.1 Total Secured Debt $181.4 5.0% Euro Notes due 2013 481.8 6.0% Convertible Notes due 2014 90.0 Total Debt $753.2 Total Stockholders' Equity 2 $8.5 Total Capitalization $761.7 ($ in millions) Actual As of October 2, 2010 Cash and Cash Equivalents $16.4 ABL Revolver ($350) $167.3 Capital Leases 14.1 $181.4 5.0% Euro Notes due 2013 $481.8 6.0% Convertible Notes due 2014 90.0 $753.2 $8.5 $761.7

Investment Highlights Leading Global Portfolio of Apparel and Accessory Lifestyle Brands Diversified Business Model by Brand, Geography, and Channel Attractive Brand Strategies to Drive Profit Growth Compelling License Agreements with Exclusive Distribution Lean, Flexible Cost Structures Experienced Corporate and Brand Management Teams Strong Trademark Valuation Increasing Traction in EBITDA

Appendix

Reconciliation of Discontinued Operations 1) As reported data is from the Company's Annual Report on Form 10-K for the year ended January 2, 2010. 2) Represents discontinued operations of the Liz Claiborne Canada retail stores and closed Liz Claiborne outlet stores in the U.S. and Puerto Rico, which were presented as discontinued operations in the Company's Quarterly Report on Form 10-Q for the period ended October 2, 2010. ($ in thousands)

Reconciliation of Non-GAAP Financial Information Adjusted Operating (Loss) / Income Reconciliation - Annual 1 1) Sales are shown on a GAAP basis as the difference between GAAP and adjusted is immaterial. ($ in thousands)

Reconciliation of Non-GAAP Financial Information Adjusted Operating (Loss) / Income Reconciliation - Last Twelve Months 1) Sales are shown on a GAAP basis as the difference between GAAP and adjusted is immaterial. 2) As reported data is from the Company's Quarterly Report on Form 10-Q for the period ended October 2, 2010. ($ in thousands)

Reconciliation of Non-GAAP Financial Information Free Cash Flow Reconciliation ($ in thousands) 1) As reported data is from the Company's Annual Report on Form 10-K for the year ended January 2, 2010. 2) Represents discontinued operations of the Liz Claiborne Canada retail stores and closed Liz Claiborne outlet stores in the U.S. and Puerto Rico, which were presented as discontinued operations in the Company's Quarterly Report on Form 10-Q for the period ended October 2, 2010.

Reconciliation of Non-GAAP Financial Information Adjusted EBITDA Reconciliation ($ in thousands)

Reconciliation of Non-GAAP Financial Information Third Quarter 2010

Third Quarter 2009 1 Reconciliation of Non-GAAP Financial Information 1) Sales are shown on a GAAP basis as the difference between GAAP and adjusted is immaterial.